                                 --------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported) January 23, 2006
                                                        -----------------

                                   Joystar, Inc.
    -------------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

                                     California
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

      000-25973                                            68-0406331
----------------------                        ----------------------------------
Commission File Number                        IRS Employer Identification Number

               95 Argonaut St. First Floor, Aliso Viejo, CA 92656
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 837-8101
--------------------------------------------------------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

As of December 20, 2005, Joystar, Inc., a California corporation (the "Company") commenced its private placement of offering for sale up to $1,400,000, in units consisting of a total of 4,000,000 shares of its common stock, no par value per share, at a purchase price of $0.35 per and share and warrants to purchase two shares of common stock at $0.50 exercise price to accredited investors. The warrants expire in two years from the date of issuance. The subscribers do not have any registration rights to register the shares and the warrants purchased in the private placement. As of January 23, 2006, the Company sold $700,000 of the units offered in its private placement. The Company received total net proceeds of $700,000, since no commissions were paid in cash. The net proceeds will be used by the Company for working capital purposes. The Company plans to continue its private placement until all the units are subscribed for.

The shares and warrants are being offered and sold by the Company to investors whom the Company had reasonable grounds to believe are "accredited investors" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The investors are and have been provided access to business and financial about the Company and have such knowledge and experience in business and financial matters that they are able to evaluate the risks and merits of an investment in the Company. Each certificate evidencing securities to be issued to the investors will include a legend to the effect that the securities have not been registered under the Securities Act and could not be resold absent registration or the availability of an applicable exemption from registration. No general solicitation or advertising is or has been used in connection with the transaction.

The issuance of the shares and warrants is believed to be exempt from the registration requirements of the Securities Act by reason of Section 4(2) of the Securities Act and the rules and regulations, including Regulation D thereunder, as transactions by an issuer not involving a public offering.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  NONE.


       (b)    PRO FORMA FINANCIAL INFORMATION.

                  NONE.


       (c)    EXHIBITS.

                  NONE.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 24, 2006                    JOYSTAR, INC.

                                           By: /s/ William M. Alverson
                                               ------------------------------
                                               William M. Alverson
                                               President


                                       3